AMENDMENT NO. 2
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 2, dated as of May 10, 2005 (this "Amendment"), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC ("NYM Company"), NEW YORK MORTGAGE FUNDING, LLC ("NYM Funding" and together with NYM Company the "Sellers") and NEW YORK MORTGAGE TRUST, INC (the "Guarantor").

RECITALS

The Buyer, the Sellers and the Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 30, 2005, as amended by Amendment No. 1, dated as of April 29, 2005 (the "Existing Master Repurchase Agreement"; as amended by this Amendment, the "Master Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement.

The Buyer the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer the Sellers and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1. Temporary Amendments. For purposes of this Amendment, this Section 1 will be effective solely during the period beginning on January 1, 2005 through and including March 31, 2005 (the "Waiver Period").

1.1 Section 14(e) of the Existing Repurchase Agreement is hereby temporarily amended, which amendment shall be effective solely during the Waiver Period, by deleting it in its entirety and replacing it with the following:

"(e) Maintenance of Profitability. Parent Guarantor shall not permit on a consolidated basis, for any Test Period, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be a loss greater than $40,000."

SECTION 2. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting clause (xiii) of the definition of "Market Value" in its entirety and replacing it with the following:

"(xiii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are Purchased Mortgage Loans exceeds $35 million;"

SECTION 3. Conditions Precedent. This Amendment shall become effective on May 10, 2005 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

3.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(1) this Amendment, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantor; and

(2) such other documents as the Buyer or counsel to the Buyer may reasonably request.

3.2 Payment of Attorneys' Fees. On the Amendment Effective Date, the Sellers shall have paid attorneys' fees to Buyer or its counsel either by payment or by authorized debit (i) for previous services in an amount equal to $750 related to the execution of Amendment No. 1 and (ii) in connection with this Amendment in an amount equal to $1,500.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Section 1 of this Amendment shall expire upon the expiration of the Waiver Period at which time the terms of the Existing Repurchase Agreement shall revert to that set forth in the Existing Repurchase Agreement.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Master Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By: ______________________
Name: Randall Eron Shy
Title: Vice President

NYM Company:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By: ______________________
Name:
Title:

NYM Funding:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By: ______________________
Name:
Title:

Guarantor

NEW YORK MORTGAGE TRUST, INC,
as Seller

By: ______________________
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By:______________________________
Name:
Title:

NYM Company:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By:______________________________
Name: Steven B. Schnall
Title: President / Chief Executive Officer

NYM Funding:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By:______________________________
Name: David Akre
Title: Co-Chief Executive Officer

Guarantor

NEW YORK MORTGAGE TRUST, INC,
as Seller

By:______________________________
Name: David Akre
Title: Co-Chief Executive Officer